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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated April 26, 1999 included in Peregrine Systems, Inc.'s Form 10-K for the year ended March 31, 1999.



                                                             ARTHUR ANDERSEN LLP


San Diego, California,
April 24, 2000


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